Exhibit 99.2

K2M Group Holdings, Inc. Announces Pricing of Private Offering of $65.0 Million Aggregate Principal Amount of 3.00% Convertible Senior Notes due 2025

LEESBURG, VA., June 14, 2018 (GLOBE NEWSWIRE) - K2M Group Holdings, Inc. (Nasdaq: KTWO) (“K2M”) today announced the pricing of a private offering of $65.0 million aggregate principal amount of 3.00% Convertible Senior Notes due 2025 (the “Notes”), to be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). K2M also has granted to the initial purchasers of the Notes an option to purchase up to an additional $10.0 million aggregate principal amount of the Notes during a 13-day period beginning on, and including, the first date on which the Notes are issued. The offering is expected to close on June 18, 2018, subject to customary closing conditions.

The Notes will pay interest semi-annually in cash on June 30 and December 30 at a rate of 3.00% per year, commencing December 30, 2018. The Notes will mature on June 30, 2025, unless earlier converted, redeemed or repurchased. In addition, K2M will have the option to redeem the Notes at any time on or after July 5, 2022 at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, if the last reported sale price per share of K2M’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which K2M provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which K2M provides notice of redemption.

Prior to March 30, 2025, the Notes will be convertible only upon the occurrence of certain events and during certain periods and, thereafter, at any time until the second scheduled trading day immediately preceding the maturity date of the Notes. The Notes will be convertible based on an initial conversion rate of 35.2930 shares of K2M common stock per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $28.33, which represents an approximately 22.5% conversion premium to the last reported sale price of $23.13 per share of K2M common stock on the Nasdaq Global Select Market on June 13, 2018. In addition, following certain corporate transactions that occur prior to maturity or following a notice of redemption, K2M will, in certain circumstances, increase the conversion rate for a specified period of time. Upon conversion, K2M will satisfy its conversion obligation by paying or delivering, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock, as applicable.
K2M estimates that the net proceeds from the offering of Notes will be approximately $61.8 million (or $71.4 million if the initial purchasers of the Notes exercise their over-allotment option in full), after deducting the initial purchasers’ discount and the estimated offering expenses payable by K2M. K2M expects to use the net proceeds of this offering to repay approximately $18.0 million of borrowings under our revolving credit facility and the remaining net proceeds for general corporate purposes, which may include working capital, purchasing inventory, continued expansion of our distribution channels and supporting our organic growth initiatives.
The offer and sale of the Notes and any shares of K2M’s common stock issuable upon conversion of the Notes have not been registered under the Securities Act, or any state securities law, and the Notes and such shares may not be offered or sold in the United States or to any U.S. persons absent registration under, or pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws.
This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any shares of K2M’s common stock issuable upon conversion of the Notes, nor shall there be any offer, solicitation or sale of any Notes or any shares of K2M’s common stock issuable upon conversion of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.
About K2M Group Holdings, Inc.

K2M Group Holdings, Inc. is a global leader of complex spine and minimally invasive solutions focused on achieving three-dimensional Total Body Balance. Since its inception, K2M has designed, developed, and commercialized innovative and proprietary complex spine and minimally invasive spine technologies and techniques used by spine surgeons to treat some of the most complicated spinal pathologies.

Exhibit 99.2

Forward-Looking Statements
This press release contains forward-looking statements that reflect current views with respect to, among other things, operations, financial performance, the expected closing date of the offering of the Notes and the expected use of proceeds therefrom. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as "“outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.
Such forward-looking statements are subject to various risks and uncertainties including, among other things: our ability to achieve or sustain profitability in the future; our ability to demonstrate to spine surgeons and hospital customers the merits of our products and to retain their use of our products; pricing pressures and our ability to compete effectively generally; collaboration and consolidation in hospital purchasing; inadequate coverage and reimbursement for our products from third-party payors; lack of long-term clinical data supporting the safety and efficacy of our products; dependence on a limited number of third-party suppliers; our ability to maintain and expand our network of direct sales employees, independent sales agencies and international distributors and their level of sales or distribution activity with respect to our products; proliferation of physician-owned distributorships in the industry; decline in the sale of certain key products; loss of key personnel; our ability to enhance our product offerings through research and development; our ability to maintain adequate working relationships with healthcare professionals; our ability to manage expected growth; our ability to successfully acquire or invest in new or complementary businesses, products or technologies; our ability to educate surgeons on the safe and appropriate use of our products; costs associated with high levels of inventory; impairment of our goodwill and intangible assets; disruptions to our corporate headquarters and operations facilities or critical information technology systems or those of our suppliers, distributors or surgeon users; our ability to ship a sufficient number of our products to meet demand; our ability to strengthen our brand; fluctuations in insurance cost and availability; our ability to remediate the material weaknesses in our IT general controls; our ability to comply with extensive governmental regulation within the United States and foreign jurisdictions; our ability to maintain or obtain regulatory approvals and clearances within the United States and foreign jurisdictions; voluntary corrective actions by us or our distribution or other business partners or agency enforcement actions; recalls or serious safety issues with our products; enforcement actions by regulatory agencies for improper marketing or promotion; misuse or off-label use of our products; delays or failures in clinical trials and results of clinical trials; legal restrictions on our procurement, use, processing, manufacturing or distribution of allograft bone tissue; negative publicity concerning methods of tissue recovery and screening of donor tissue; costs and liabilities relating to environmental laws and regulations; our failure or the failure of our agents to comply with fraud and abuse laws; U.S. legislative or Food and Drug Administration regulatory reforms; adverse effects associated with the exit of the United Kingdom from the European Union; adverse effects of medical device tax provisions; potential tax changes in jurisdictions in which we conduct business; our ability to generate significant sales; potential fluctuations in sales volumes and our results of operations over the course of a fiscal year; uncertainty in future capital needs and availability of capital to meet our needs; our level of indebtedness and the availability of borrowings under our credit facility; restrictive covenants and the impact of other provisions in the indenture governing our convertible senior notes and our credit facility; worldwide economic instability; our ability to protect our intellectual property rights; patent litigation and product liability lawsuits; damages relating to trade secrets or non-competition or non-solicitation agreements; risks associated with operating internationally; fluctuations in foreign currency exchange rates; our ability to comply with the Foreign Corrupt Practices Act and similar laws; increased costs and additional regulations and requirements as a result of being a public company; our ability to implement and maintain effective internal control over financial reporting; potential volatility in our stock price; our lack of current plans to pay cash dividends; potential dilution by the future issuances of additional common stock in connection with our incentive plans, acquisitions or otherwise; anti-takeover provisions in our organizational documents and our ability to issue preferred stock without shareholder approval; potential limits on our ability to use our net operating loss carryforwards; and other risks and uncertainties, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and our filings with the SEC.
We operate in a very competitive and challenging environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. We cannot assure you that the results, events and circumstances reflected in the forward-looking

Exhibit 99.2

statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.
The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Unless specifically stated otherwise, our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions we may make.

CONTACT: Investor Contact:

Westwicke Partners on behalf of K2M Group Holdings, Inc.
Mike Piccinino, CFA
443-213-0500
K2M@westwicke.com

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